                                                                   EXHIBIT 10.26


                   FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT

                  This FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT, dated as of June 1, 2000 (this "First Amendment"), is by and between BASIC ENERGY WELL SERVICES, INC. (formerly named SIERRA WELL SERVICE, INC.), a Delaware corporation (the "Company"), JOINT ENERGY DEVELOPMENT INVESTMENTS II LIMITED PARTNERSHIP, a Delaware limited partnership ("JEDI II") and the "Other Stockholders" listed on the signature page hereto (together with JEDI II, each a "Stockholder" and collectively, the "Stockholders"), and amends certain provisions of that Stockholders Agreement dated as of March 21, 2000 (the "Agreement") between the Company and each of the Stockholders.

                                 R E C I T A L S

                  WHEREAS, the Company and each of the Stockholders are party to the Agreement; and

                  WHEREAS, subsequent to the Agreement, the parties have agreed to modify certain terms of the Agreement as set forth below; and

                  WHEREAS, in connection with the execution and delivery of this First Amendment and the Agreement, the Company has commenced a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act and desires to further amend certain terms of the Agreement and the Certificates of Designations for the Preferred Stock (as defined below);

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the parties hereto hereby agree as follows:

                  SECTION 1. Certain Defined Terms. As used in this First Amendment, defined terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

                  SECTION 2. Termination of Old Stockholders' Agreement. The Company, JEDI II and each of the other Stockholders hereby agree that Section 2 of the Agreement is hereby amended and restated in its entirety as follows:

                  SECTION 2. Termination of Old Stockholders' Agreement. The Company, JEDI II and each of the other Stockholders hereby agree the Old Stockholders' Agreement shall be terminated and of no further force and effect immediately and without further action by the Company or any Stockholder at such time as the Company (1) has completed an Initial Public Offering by June 30, 2000, (2) repaid a portion of the Subordinated Debt, together with accrued and unpaid interest, such that not more than $10 million aggregate principal amount remains outstanding, and (3) the shares of Series A Preferred Stock are no longer outstanding.

                  SECTION 3. Agreements relating to Series B Preferred Stock. The Company, JEDI II and each of the other Stockholders hereby agree that
Section 3(a) of the Agreement is hereby amended and restated in its entirety as follows:

                  SECTION 3. Agreements relating to Series B Preferred Stock. The Company and JEDI II hereby agree that notwithstanding the existing terms of the Series B Preferred Stock:

                  (a) JEDI II hereby elects to convert its shares of Series B Preferred Stock, and that all its shares of Series B Preferred Stock shall be converted immediately and without further action by JEDI II, otherwise in accordance with Section 8 of the Series B Designation, effective immediately at such time as the Company (1) has completed an Initial Public Offering by June 30, 2000, (2) repaid a portion of the Subordinated Debt, together with accrued and unpaid interest, such that not more than $10 million aggregate principal amount remains outstanding, and (3) the shares of Series A Preferred Stock are no longer outstanding; and

                  SECTION 4. Agreements relating to Series C Preferred Stock. The Company, JEDI II and each of the other Stockholders hereby agree that
Section 4 of the Agreement is hereby amended and restated in its entirety as follows:

                  SECTION 4. Agreements relating to Series C Preferred Stock. The Company and JEDI II hereby agree that notwithstanding the provisions set forth in the Series C Designation, the shares of Series C Preferred Stock shall be delivered to the Company and canceled at such time as the Company (1) has completed an Initial Public Offering by June 30, 2000, (2) repaid a portion of the Subordinated Debt, together with accrued and unpaid interest, such that not more than $10 million aggregate principal amount remains outstanding, and (3) the shares of Series A Preferred Stock are no longer outstanding and (4) has paid to JEDI II an additional $1,000. JEDI II hereby agrees that it will not transfer the shares of Series C Preferred Stock prior to June 30, 2000, other than to Affiliates of JEDI II who agree to be bound by the terms of this Agreement.

                  SECTION 5. Removal of Legend. The Company, JEDI II and each of the other Stockholders hereby agree that Section 5 of the Agreement is hereby amended and restated in its entirety as follows:

                  SECTION 5. Removal of Legend. Each of the Stockholders hereby directs the Company, and the Company hereby agrees, to remove the current legend on any certificates relating to the Company's securities required by the Old Stockholders' Agreement as promptly as practicable following after such time as the Company (1) has completed an Initial Public Offering by June 30, 2000, (2) repaid a portion of the Subordinated Debt, together with accrued and unpaid interest, such that not more than $10 million aggregate principal amount remains outstanding, and (3) the shares of Series A Preferred Stock are no longer outstanding.

                  SECTION 6.  Miscellaneous.

                  (a) Entire Agreement. This First Amendment, together with the Agreement, is intended by the parties to be a final expression of their agreement and a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein and therein. Except as expressly set forth herein, this First Amendment shall be governed by the other terms and conditions of the Agreement, including, without limitation, terms and conditions relating to notices, choice of law and arbitration.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment in their individual capacity or caused it to be duly executed by their respective authorized signatories thereunto duly authorized as of the date first above written.


                                     BASIC ENERGY SERVICES, INC.
                                     (formerly named Sierra Well Service, Inc.)


                                     By /s/ Kenneth V. Huseman
                                        --------------------------------------
                                        Name: Kenneth V. Huseman
                                        Title: President


                                     JOINT ENERGY DEVELOPMENT INVESTMENTS II
                                     LIMITED PARTNERSHIP

                                     By:    Enron Capital Management II Limited
                                            Partnership, its General Partner

                                     By:    Enron Capital II Corporation,
                                            its General Partner

                                     By: /s/ Richard D. Bye
                                        --------------------------------------
                                        Name: Richard D. Bye
                                        Title: Executive Vice President


                                     Address:
                                     c/o Enron Corp.
                                     1400 Smith Street
                                     Houston, Texas 77002
                                     Attention: General Counsel

                                     Other Stockholders:

                                     SOUTHWEST ROYALTIES, INC.

                                     By:   /s/ H. H. Wommack, III
                                        --------------------------------------
                                        Name:  H. H. Wommack, III
                                        Title: President

                                     Address:
                                     406 North Big Spring
                                     Midland, Texas 79701
                                     Attention: President

                                     SOUTHWEST PARTNERS II, L.P.

                                     By:    Southwest Royalties, Inc., its
                                            General Partner

                                     By:   /s/ H. H. Wommack, III
                                        --------------------------------------
                                        Name:  H. H. Wommack, III
                                        Title: President

                                     Address:
                                     406 North Big Spring
                                     Midland, Texas 79701
                                     Attention: General Partner

                                     SOUTHWEST PARTNERS III, L.P.

                                     By:    Southwest Royalties, Inc.,
                                            its General Partner

                                     By:   /s/ H. H. Wommack III
                                        --------------------------------------
                                        Name:  H. H. Wommack III
                                        Title: President

                                     Address:
                                     406 North Big Spring
                                     Midland, Texas 79701
                                     Attention: General Partner

                                     /s/ Joey D. Fields
                                     -----------------------------------------
                                     JOEY D. FIELDS

                                     Address:

                                     406 North Big Spring
                                     Midland, Texas 79701


                                     /s/ Dub W. Harrison
                                     -----------------------------------------
                                     DUB W. HARRISON

                                     Address:

                                     406 North Big Spring
                                     Midland, Texas 79701


                                     /s/ Kenneth V. Huseman
                                     -----------------------------------------
                                     KENNETH V. HUSEMAN

                                     Address:

                                     406 North Big Spring
                                     Midland, Texas 79701